Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Contingencies	Contingencies
From time to time, the Company may become a party to litigation and subject to claims incidental to the ordinary course of business, including intellectual property claims, labour and employment claims and threatened claims, breach of contract claims, tax and other matters.

On August 31, 2022, a jury in the U.S. District Court for the District of Delaware returned a verdict finding that the Company infringed three web technology patents owned by Express Mobile, Inc. The Company has challenged the verdict through post-trial motions and the Plaintiff has moved for interest on the amount of the verdict.

The Company currently has no other known material pending litigation or claims. The Company is not aware of any other litigation matters or loss contingencies that would be expected to have a material adverse effect on the business, consolidated financial position, results of operations or cash flows.